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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                          ----------------------------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)

                                                             75-2353745
           (State of incorporation                        (I.R.S. employer
           if not a national bank)                       identification no.)

        2001 Ross Avenue, Suite 2700
                Dallas, Texas                                   75201
            (Address of trustee's                            (Zip Code)
        principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                                Dallas, TX 75201
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)

                      -------------------------------------
                       Affiliated Computer Services, Inc.

              (Exact name of guarantor as specified in its charter)


                  Delaware                                     51-0310342
       (State or other jurisdiction of                      (I.R.S. employer
       incorporation or organization)                      identification no.)

          2828 North Haskell Avenue                               75204
                Dallas, Texas
            (Address of principal                              (Zip Code)
             executive offices)




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                             Senior Debt Securities

                       (Title of the indenture securities)

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                                     GENERAL

1.     General Information

       Furnish the following information as to the Trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of Dallas (11th District), Dallas, Texas (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Dallas, Texas
             The Office of the Comptroller of the Currency, Dallas, Texas

       (b)  Whether it is authorized to exercise corporate trust powers.

            The Trustee is authorized to exercise corporate trust powers.

2.     Affiliations with Obligor and Underwriters

       If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

       None.

3.     Voting Securities of the Trustee

       Furnish the following information as to each class of voting securities of the Trustee:

                              As of August 16, 2001

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             Col A.                                       Col B.

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         Title of Class                             Amount Outstanding

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
Capital Stock - par value $100 per share                5000 shares

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4.     Trusteeships Under Other Indentures

Affiliated Computer Services, Inc. $200,000,000 of 4% Convertible Subordinated Notes due March 15, 2005

Affiliated Computer Services, Inc. $316,990,000 of 3.5% Convertible Subordinated Notes due February 15, 2006

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters

       Not applicable.

6.     Voting Securities of the Trustee Owned by the Obligor or its Officials

       Not applicable.

7.     Voting Securities of the Trustee Owned by Underwriters or their Officials

       Not applicable.

8.     Securities of the Obligor Owned or Held by the Trustee

       Not applicable.

9.     Securities of Underwriters Owned or Held by the Trustee

       Not applicable.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor

       Not applicable.

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor

       Not applicable.

12.    Indebtedness of the Obligor to the Trustee

       Not applicable.

13.    Defaults by the Obligor

       Not applicable.

14.    Affiliations with the Underwriters

       Not applicable.


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15.    Foreign Trustee

       Not applicable.

16.    List of Exhibits

          T-1.1 - A copy of the Articles of Association of U.S. Trust Company of
                  Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22- 21897.

          T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration
                  No. 22-21897.

          T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

          T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas,
                  N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No., 22-21897.

          T-1.5 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

          T-1.6 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

As of August 16, 2001 the Trustee had 35 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10, and 11 refers to each of U.S. Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 16th of August, 2001.

                                                      U.S. Trust Company of
                                                      Texas, N.A., Trustee


                                                  By: /s/ Bill Barber
                                                      --------------------------
                                                      Bill Barber
                                                      Vice President

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                                                                   Exhibit T-1.6


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Affiliated Computer Services Inc we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be such authorities to the Securities and Exchange Commission upon request therefore.


                                                   U.S. Trust Company of
                                                   Texas, N.A., Trustee


                                                By: /s/ Bill Barber
                                                   -----------------------------
                                                   Bill Barber
                                                   Vice President